[LOGO APPEARS HERE]   BANK OF BOSTON
                      --------------

                                                                November 1, 1994


Mr. John F. Fairbanks
Treasurer
New England Business Service, Inc.
500 Main Street
Groton, MA  01471


Dear John:

   This letter will serve to confirm that The First National Bank of Boston (the "Bank") holds available for New England Business Service, Inc. a $10,000,000 unsecured line of credit to extend through October 31, 1995. All borrowings under this line will be payable on demand. This line shall be available for general corporate purposes.

   As compensation for this line of credit, you agree to pay a fee of 1/4% percent per annum (calculated on the basis of a 360-day year) on the full amount of the facility. This will be payable quarterly in arrears on the last banking day of each calendar quarter ending in March, June, September, and December.

   At your option, borrowings will be priced at the rates we quote you as:

   our Alternate Base Rate [the higher of the Bank's announced Base Rate or overnight Federal Funds rate plus 1/2%], or
                                            --

   our 1, 2, or 3-month reserve-adjusted Eurodollar Rate plus 3/8%,

the Eurodollar Rate being determined by the Bank at 10:00 a.m. Boston time on the day (which shall be a business day) two business days prior to the date of the requested borrowing. Requests for borrowings at these pricing options must be received by 11:00 a.m. Boston time on the date of the requested borrowing, (in the case of Base Rate Loans) and at least one business day before the time for determining the relevant rate (in the case of Eurodollar Rate Loans). Eurodollar Rate Loans may be requested for interest periods of one, two, or three months; and no loan shall have an interest period that extends beyond the expiration of this line of credit. All loans will be made by crediting the proceeds thereof to your demand deposit account maintained at the Bank.

   Each Alternate Base Rate loan made under this line of credit must be in a minimum amount of $500,000, or any larger amount which is an integral multiple of $100,000.

   All Eurodollar Rates will be adjusted for reserves, if any. Borrowings under the Eurodollar pricing option must be in minimum increments of $1,000,000 or greater multiples of $100,000. If any Eurodollar Rate Loans are paid on a date other than the last day of the applicable interest period (whether by reason of voluntary prepayment, acceleration or otherwise), you shall compensate us for any funding losses and other costs (including lost profits) incurred as a result of such prepayment. Our willingness to offer Eurodollar Rates is subject to the availability of funding sources and the continued legality of our offering such pricing options. You agree to reimburse us for any increased costs (taxes, regulatory reserves or assessments, etc.) incurred by us in connection with borrowings at such pricing options.

   We may also quote you "money market" rates (it being understood that we are under no obligation to do so), establishing the fixed rate of interest at which we are willing to make money market loans to you in the amount and for the interest period requested. Money market loans may be requested for interest periods of up to 60 days. We will require that money market loans be in minimum increments of $1,000,000 or greater multiples of $100,000. No voluntary prepayment of money market loans will be permitted.

   All borrowings shall be evidenced by, and all principal and interest shall be payable in accordance with the terms of a promissory note in the form attached hereto. You authorize us to record each borrowing and the corresponding information on the schedule forming a part of such promissory note, and this schedule, together with our corresponding records of debit and credit, shall constitute the official record of all borrowings under this facility. You agree that this record shall be prima facie evidence of the amounts of the borrowings under this facility.

   The availability of loans under this facility is subject to our usual condition that we continue to be satisfied with the affairs of New England Business Service, Inc. and to any substantive changes in governmental regulations or monetary policies.

   If the foregoing satisfactorily sets forth the terms and conditions of this line of credit, please execute and return the enclosed copy of this letter and the attached promissory note. We are pleased to provide this line and look forward to the ongoing development of our relationship.

   Sincerely,

   /s/ Thomas F. Farley                   /s/ Chris D. Francis

   Thomas F. Farley                       Chris D. Francis
   Vice President                         Assistant Vice President


Accepted:
New England Business Service, Inc.

By: /s/ John F. Fairbanks
   -----------------------------

Title: Treasurer and Secretary
      --------------------------

Date:   November 1, 1994
     ---------------------------

                      NEW ENGLAND BUSINESS SERVICE, INC.
                          COMMERCIAL PROMISSORY NOTE


$10,000,000                                                     November 1, 1994
Boston, Massachusetts


   FOR VALUE RECEIVED, the undersigned (jointly and severally if more than one) promise(s) to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank"), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the aggregate principal amount of all loans made by the Bank to the undersigned pursuant to the letter agreement between the Bank and the undersigned dated November 1, 1994, as shown in the schedule attached hereto (the "Note Schedule"), together with interest on each loan from the date such loan is made until the maturity thereof at the applicable rate set forth in the Note Schedule. The principal amount of each loan shall be payable on demand or, if demand is not earlier made, on the last day of the applicable interest period, if any, indicated in the Note Schedule. Interest on the principal amount of each loan shall be payable in arrears on the same day as the principal amount is due, provided that (i) interest on each loan bearing interest at the Base Rate shall be payable on the last day of each quarter, beginning on the first of such dates occurring after the date of such loan and when such loan is due, and (ii) if the maturity of any loan is more than three months from the date of such loan, then interest shall be payable at intervals of three months and when such loan is due. Loans which are shown as bearing interest at the Base Rate shall bear interest at a rate per annum equal to the greater of (i) the rate of interest announced from time to time by the Bank at its head office as its "Base Rate", and (ii) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2%. The applicable floating rate shall change as and when the Base Rate changes, and changes in the Base Rate shall take effect on the day announced unless otherwise specified in the announcement. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business.

SECTION 1.  PAYMENT TERMS.

   1.1 PAYMENTS; PREPAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Bank prior to the occurrence of an Event of Default (as defined in Section 2) will be applied first to fees,
                                                                 -----
expenses and other amounts due hereunder (excluding principal and interest); second, to accrued interest; and third to outstanding principal; after the
------                           -----
occurrence of an Event of Default, payments will be applied to the Obligations under this Note as the Bank determines in its sole discretion. Subject to
Section 1.2, the undersigned may pay all or a portion of the amount owed earlier than it is due without premium or other charge.

   1.2 PREPAYMENT CHARGE. If any loan made under this Note bears interest at a fixed rate and any payment of principal is made for any reason on any day other than the date scheduled therefor, whether voluntarily or as a result of acceleration or otherwise, the undersigned shall reimburse the Bank for the loss, if any, including any lost profits, resulting from such prepayment, as reasonably determined by the Bank. The undersigned shall pay such loss upon presentation by the Bank of a statement of the amount of such loss, setting forth the Bank's calculation thereof, which notice and calculation (including the method of calculation) shall be deemed true and correct absent manifest error.

   1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Bank, be payable on demand at a rate per annum equal to 2.00% above the greater of the rate of interest otherwise payable hereunder or the Base Rate.

(check if                    1.4 DEPOSIT ACCOUNT. The undersigned shall
 applicable)  [  ]           maintain with the Bank a commercial demand deposit
                             account. The undersigned requests and authorizes the Bank to debit such account for amounts due hereunder on each date such amounts become due.
                             The undersigned shall maintain sufficient collected balances in this account to pay any such amounts as they become due.


SECTION 2.  DEFAULTS AND REMEDIES.

   2.1 DEFAULT. The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder:

       (a) (i) default in the payment when due of the principal of or interest on this Note or (ii) any other default in the payment or performance of this Note or of any other Obligation or (iii) default in the payment or performance of any obligation of any Obligor to others for borrowed money or in respect of any extension of credit or accommodation or under any lease;

       (b) failure of any representation or warranty herein or in any agreement, instrument, document or financial statement delivered to the Bank in connection herewith to be true and correct in any material respect;

       (c) default or breach of any condition under any mortgage, security agreement, assignment of lease, or other agreement securing, constituting or otherwise relating to any collateral for the Obligations;

       (d) failure to furnish the Bank promptly on request with financial information about, or to permit inspection by the Bank of any books, records and properties of, any Obligor;

       (e) merger, consolidation, sale of all or substantially all of the assets or change in control of any Obligor; or

       (f) any Obligor generally not paying its debts as they become due; the death, dissolution, termination of existence or insolvency of any Obligor; the appointment of a trustee, receiver, custodian, liquidator or other similar official for such Obligor or any substantial part of its property or the assignment for the benefit of creditors by any Obligor; or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any Obligor.

   As used herein, "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest in, or other lien on, property on behalf of the undersigned as collateral for the Obligations.

   2.2 REMEDIES. Upon an Event of Default described in Section 2.1(f) immediately and automatically, and upon or after the occurrence of any other Event of Default at the option of the Bank, all Obligations of the undersigned shall become immediately due and payable without notice or demand, and the Bank shall then have in any jurisdiction where enforcement hereof is sought, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently.

SECTION 3.  MISCELLANEOUS.

   3.1 WAIVER; AMENDMENT. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Bank of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any such collateral, and to any additions or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

   3.2 TAXES. The undersigned agrees to indemnify the Bank and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or any collateral for the Obligations.

   3.3 EXPENSES. The undersigned will pay on demand all reasonable expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of the Obligations or in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies or options thereunder, including, without limitation, fees of outside legal counsel or the allocation costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the Obligations or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an Obligation secured by any such collateral.

   3.4 BANK RECORDS. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

   3.5 INFORMATION. The undersigned shall furnish the Bank from time to time with such financial statements and other information relating to any Obligor or any collateral securing this Note as the Bank may require. All such information shall be true and correct and fairly represent the financial condition and the operating results of such Obligor as of the date and for the periods for which the same are furnished. The undersigned shall permit representatives of the Bank to inspect its properties and its books and records, and to make copies or abstracts thereof. Each Obligor authorizes the Bank to release and disclose to its affiliates, agents and contractors any financial statements and other information relating to said Obligor provided to or prepared by or for the Bank in connection with any Obligation. The undersigned will notify the Bank promptly of the existence or upon the occurrence of any Event of Default or event which, with the giving of notice or the passage of time or both, would become an Event of Default.

   3.6 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

   3.7 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

   3.8 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Address:

New England Business Service, Inc.


500 Main Street
--------------------------------------
(Number)                      (Street)       By: /s/ John F. Fairbanks
                                                --------------------------------

Groton, MA 01471                             (Type Name)   John F. Fairbanks
--------------------------------------                  ------------------------
(City, State)               (Zip Code)
                                             Title:   Treasurer and Secretary
                                                   -----------------------------

                                   SCHEDULE


$10,000,000 Note dated November 1, 1994 of New England Business Service, Inc., payable to the order of THE FIRST NATIONAL BANK OF BOSTON.

             Principal      Last day                  Date & Amount
 Date of      Amount      of Interest     Interest     of Payment     Notation
  Loan        of Loan        Period         Rate*       Received       Made by
---------- ------------- -------------- ------------ ---------------- ----------

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